UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022 (July 21, 2022)

OPAL Fuels Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40272	98-1578357
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

One North Lexington Avenue, Suite 1450
White Plains, NY 10601
 (Address of principal executive offices)

(914) 705-4000

(Registrant’s telephone number, including area code)

ArcLight Clean Transition Corp. II

200 Clarendon Street, 55th Floor

Boston, MA, 02116

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	OPALW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, ArcLight Clean Transition Corp. II (“ArcLight” and, after the Domestication as described below, “New OPAL”), a Cayman Islands exempted company, entered into that certain Business Combination Agreement, dated December 2, 2021 (the “Business Combination Agreement”), by and among ArcLight, Opal Holdco LLC (“OPAL Holdco”), and OPAL Fuels LLC, a Delaware limited liability company (“OPAL Fuels”).

On July 21, 2022 (the “Domestication Date”), as contemplated by the Business Combination Agreement and described in the section titled “Proposal No. 2—The Domestication Proposal” beginning on page 169 of the definitive proxy statement and final prospectus, dated June 27, 2022 (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”), ArcLight filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which ArcLight was domesticated and continued as a Delaware corporation (the “Domestication”). Pursuant to the Domestication, (i) each outstanding Class B ordinary share, par value $0.0001 per share (the “Class B ordinary shares”), of ArcLight was automatically converted, on a one-for-one basis, into a Class A ordinary share, par value $0.0001 per share (the “Class A ordinary shares”), of ArcLight; (ii) each issued and outstanding Class A ordinary share (including Class A ordinary shares resulting from the conversion of Class B ordinary shares into Class A ordinary shares) was automatically converted, on a one-for-one basis, into a share of New OPAL Class A common stock, par value $0.0001 per share (the “New OPAL Class A common stock”); (iii) each issued and outstanding whole warrant to purchase Class A ordinary shares of ArcLight automatically converted into a warrant to acquire one share of New OPAL Class A common stock at an exercise price of $11.50 per share (each a “New OPAL warrant”); and (iv) each issued and outstanding unit of ArcLight that had not been previously separated into the underlying Class A ordinary shares of ArcLight and the underlying warrants of ArcLight upon the request of the holder thereof prior to the Domestication was cancelled and entitled the holder thereof to one share of New OPAL Class A common stock and one-half of one New OPAL warrant.

On July 21, 2022 (the “Closing Date”), as contemplated by the Business Combination Agreement and described in the sections titled “The Business Combination Agreement—The Business Combination Agreement” and “Proposal No. 1—The Business Combination Proposal” beginning on pages 126 and 163, respectively, of the Proxy Statement/Prospectus:

●	OPAL Fuels and its existing members caused OPAL Fuels’ existing limited liability company agreement to be amended and restated and in connection therewith, all of the common units of OPAL Fuels issued and outstanding immediately prior to the closing were re-classified into 144,399,037 Class B common units of OPAL Fuels (collectively, the “OPAL Common Units”);

●	New OPAL contributed to OPAL Fuels $123,362,579 (representing (x) the amount of cash in the trust account established by ArcLight with the proceeds from its initial public offering as of immediately prior to the Closing, after giving effect to the exercise of redemption rights by any ArcLight shareholders and the set aside of funds in escrow to support a forward purchase agreement (described further below), plus (y) the aggregate cash proceeds received in respect of the PIPE Investment (as defined below);

●	New OPAL contributed to OPAL Fuels, and OPAL Fuels in turn distributed to pre-closing members of OPAL Fuels, 144,399,037 shares of Class D common stock, par value $0.0001 per share, of New OPAL (the “New OPAL Class D common stock”) (such shares of New OPAL Class D common stock do not have any economic value but entitle the holder thereof to five votes per share) with the number of such shares of New OPAL Class D common stock equal to the number of OPAL Common Units held by each pre-closing member of OPAL Fuels

●	New OPAL issued directly to ARCC Beacon LLC, a Delaware limited liability company (“Ares”), 3,059,533 shares of New OPAL Class A common stock; and

●	OPAL Fuels issued to New OPAL 25,171,390 Class A Units of OPAL Fuels (the foregoing transactions being referred to as the “Business Combination”).

In addition, pursuant to subscription agreements entered into with certain investors (the “PIPE Investors”) in connection with the Business Combination (the “PIPE Investment”), concurrently with the closing of the Business Combination (the “Closing”), the Company received $105,806,000 in proceeds from the PIPE Investors, in exchange for which it issued 10,580,600 shares of New OPAL Class A common stock to the PIPE Investors.

Holders of 27,364,124 Class A ordinary shares sold in ArcLight’s initial public offering (the “public shares”) properly exercised their right to have their public shares redeemed for a full pro rata portion of the trust account holding the proceeds from ArcLight’s initial public offering, calculated as of two business days prior to the Closing, which was approximately $10.00 per share, or $274,186,522 in the aggregate.

Pursuant to a forward share purchase agreement (the “Forward Purchase Agreement”) entered into between ArcLight and Meteora Capital Partners and its affiliates (collectively, “Meteora”), prior to the closing of the Business Combination Meteora purchased 2,000,000 Class A ordinary shares of ArcLight from shareholders which had previously tendered such shares for redemption but agreed to reverse their redemption and sell such shares to Meteora at the redemption price, resulting in Meteora holding a total of 2,000,000 Class A ordinary shares, which Meteora agreed not to redeem in connection with the Business Combination. Additionally, ArcLight placed $20,040,000 in escrow at the closing of the Business Combination to secure its purchase obligations to Meteora under the Forward Purchase Agreement. The terms of the Forward Purchase Agreement were previously announced by ArcLight in its Current Report dated July 18, 2022.

After giving effect to the Business Combination, the redemption of public shares as described above, the consummation of the PIPE Investment, and the separation of the former ArcLight units, there are currently (i) 25,171,390 shares of New OPAL Class A common stock issued and outstanding, (ii) 144,399,037 shares of New OPAL Class D common stock issued and outstanding, (iii) no shares of Class B common stock, par value $0.0001 per share, of New OPAL (“New OPAL Class B common stock”) issued and outstanding (shares of New OPAL Class B common stock do not have any economic value but entitle the holder thereof to one vote per share) and (iv) no shares of Class C common stock, par value $0.0001 per share, of New OPAL (“New OPAL Class C common stock”) issued and outstanding (shares of New OPAL Class C common stock entitle the holder thereof to five votes per share).

The New OPAL Class A common stock and New OPAL warrants commenced trading on the Nasdaq Global Select Market (“Nasdaq”) under the symbols “OPAL” and “OPALW,” respectively, on July 22, 2022, subject to ongoing review of New OPAL’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $274,186,522 was paid from the trust account to holders that properly exercised their right to have their public shares redeemed, and the remaining balance immediately prior to the Closing of $37,596,579 remained in the trust account. The remaining amount in the trust account, together with the proceeds from the PIPE Investment, were contributed by New OPAL to OPAL Fuels after the set aside of funds in escrow to support a Forward Purchase Agreement.

A more detailed description of the Business Combination can be found in the sections titled “The Business Combination Agreement” and “Proposal No. 1—The Business Combination Proposal” beginning on pages 113 and 163, respectively, and is incorporated herein by reference. Further, the foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is attached as Annex A to the Proxy Statement/Prospectus, and is incorporated herein by reference.

Unless the context otherwise requires, the “Company” refers to the registrant, which is New OPAL after the Closing, and ArcLight prior to the Closing. All references herein to the “Board” refer to the board of directors of New OPAL. Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus in the section titled “Selected Definitions” beginning on page 3 thereof, and such definitions are incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Report controls.

Item 1.01. Entry into a Material Definitive Agreement.

Second A&R LLC Agreement of OPAL Fuels

Pursuant to the Closing, OPAL Fuels’ existing limited liability company agreement was amended and restated (the “Second A&R LLC Agreement”) to, among other things, admit New OPAL as the managing member of OPAL Fuels and to re-classify all of OPAL Fuels’ existing common units into 144,399,037 OPAL Common Units. The Second A&R LLC Agreement provides the holders of OPAL Common Units the right to exchange their OPAL Common Units, together with their shares of New OPAL Class B common stock or New OPAL Class D common stock, for shares of New OPAL Class A common stock or New OPAL Class C common stock, as applicable, or, at the election of New OPAL, cash, in each case, subject to certain restrictions set forth therein. Pursuant to the Second A&R LLC Agreement, the OPAL Common Units will be entitled to share in the profits and losses of OPAL Fuels and to receive distributions if and as declared by the managing member of OPAL Fuels and will have no voting rights, except as otherwise required by law. The material terms of the Second A&R LLC Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 145 titled “The Business Combination Agreement —Related Agreements—Second Amended and Restated Limited Liability Company Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the Second A&R LLC Agreement, which is included as Exhibit 10.8 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

On the Closing Date, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, New OPAL entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Hillman RNG Investments, LLC (“Hillman”) and OPAL Holdco and (the “TRA Participants”). Pursuant to the Tax Receivable Agreement, New OPAL is required to pay the TRA Participants 85% of the amount of savings, if any, in U.S. federal, state and local income tax that New OPAL actually realizes (computed using certain simplifying assumptions) as a result of the increases in tax basis and certain other tax benefits related to any exchanges of OPAL Common Units (together with voting shares of New OPAL) for New OPAL Class A common stock or New OPAL Class C common stock. The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 144 titled The Business Combination — Related Agreements — Tax Receivable Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.6 to this Report and is incorporated herein by reference.

Investor Rights Agreement

On the Closing Date, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, New OPAL, OPAL Holdco, Ares, Hillman RNG Investments, LLC (“Hillman”), ArcLight CTC Holdings II, L.P. (“ArcLight Sponsor”), and the pre-Closing independent directors of ArcLight (together with ArcLight Sponsor, the “Class B Shareholders”) (collectively the “New OPAL Holders”) entered into an Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, (i) ArcLight and ArcLight Sponsor terminated the Registration and Shareholder Rights Agreement, dated as of March 25, 2021, entered into by them in connection with ArcLight’s initial public offering, (ii) New OPAL provided the New OPAL Holders certain registration rights with respect to certain shares of New OPAL Class A common stock held by them or otherwise issuable to them pursuant to the Business Combination Agreement, the Second A&R LLC Agreement or the certificate of incorporation of New OPAL and (iii) the New OPAL Holders agreed not to transfer, sell, assign or otherwise dispose of their shares of New OPAL Class A common stock for up to 180 days following the Closing, subject to certain exceptions. The material terms of the Investor Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 145 titled The Business Combination — Related Agreements — Investor Rights Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the Investor Rights Agreement, which is included as Exhibit 10.7 to this Report and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, in connection with the consummation of the Business Combination, New OPAL entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require New OPAL to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the New OPAL’s directors or executive officers or any other company or enterprise to which the person provides services at New OPAL’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the Form of New OPAL Indemnification Agreement, filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On July 15, 2022, ArcLight held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which the ArcLight shareholders considered and adopted, among other matters, a proposal to approve the Business Combination. The Business Combination was completed on July 21, 2022.

FORM 10 INFORMATION

In accordance with Item 2.01(f) of Form 8-K, the Company is providing below the information that would be required if the Company were filing a general form for registration of securities on Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Report (including in the information that is incorporated by reference in this Report) may constitute “forward-looking statements” for purposes of the federal securities laws. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include:

●	the financial and business performance of the Company, including financial projections and business metrics and any underlying assumptions thereunder;

●	the ability to maintain the listing of the New OPAL Class A common stock and the New OPAL warrants on Nasdaq, and the potential liquidity and trading of such securities;

●	the failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees;

●	the Company’s success in retaining or recruiting, our principal officers, key employees or directors following the Business Combination;

●	intense competition and competitive pressures from other companies in the industry in which the Company operates;

●	increased costs of, or delays in obtaining, key components or labor for the construction and completion of landfill gas and livestock waste projects that generate electricity and RNG and compressed natural gas (“CNG”) and hydrogen dispensing stations;

●	market conditions and global and economic factors beyond the Company’s control;

●	macroeconomic conditions related to the global COVID-19 pandemic;

●	the reduction or elimination of government economic incentives to the renewable energy market;

●	factors associated with companies, such as the Company, that are engaged in the production and integration of Renewable Natural Gas (“RNG”), including (i) anticipated trends, growth rates and challenges in those businesses and in the markets in which they operate (ii) contractual arrangements with, and the cooperation of, landfill and livestock biogas conversion project site owners and operators and operators, on which the Company operates its landfill gas and livestock waste projects that generate electricity and (iii) RNG prices for environmental attributes, low carbon fuel standard credits and other incentives;

●	the ability to identify, acquire, develop and operate renewable projects and fueling stations;

●	the ability of the Company to issue equity or equity-linked securities or obtain debt financing;

●	the demand for renewable energy not being sustained;

●	impacts of climate change, changing weather patterns and conditions and natural disasters;

●	the effect of legal, tax and regulatory changes; and

●	other factors detailed under the section titled “Risk Factors” beginning on page 54 of the Proxy Statement/Prospectus and incorporated herein by reference.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 pandemic and there may be additional risks that the Company considers immaterial or which are unknown. It is not possible to predict or identify all such risks. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Information About OPAL Fuels” beginning on page 237 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 54 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 45 of the Proxy Statement/Prospectus under the heading “Summary—Summary of Risk Factors” and are incorporated herein by reference.

Financial Information

The condensed consolidated financial statements of Opal Fuels as of March 31, 2022 (unaudited) and December 31, 2021 for the three months ended March 31, 2022 and 2021 (unaudited) and the related notes are included in the Proxy Statement/Prospectus beginning on page F-45 and are incorporated herein by reference.

The audited consolidated financial statements of OPAL Fuels as of December 31, 2021 and 2020 (restated) , and for the three years ended December 31, 2021, 2020 (restated) and 2019 (restated) and the related notes are included in the Proxy Statement/Prospectus beginning on page F-78 and are incorporated herein by reference.

The audited financial statements of Beacon RNG LLC as of April 30, 2021, December 31, 2020 and December 31, 2019 and for the four months ended April 30, 2021, year ended December 31, 2020 and for the period from March 11, 2019 (inception) through December 31, 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-133 and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of New OPAL as of March 31, 2022 and for the year ended December 31, 2021 and the three months ended March 31, 2022 is filed as Exhibit 99.1 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 259 in the section titled “OPAL Fuel’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosures contained in the Proxy Statement/Prospectus beginning on page 273 in the section titled “OPAL Fuel’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk,” which is incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement/Prospectus in the section titled “Information About OPAL Fuels” beginning on page 237 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of New OPAL Class A common stock immediately following consummation of the Business Combination by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of New OPAL Class A common stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Closing Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Closing Date or subject to restricted stock units that vest within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Shares issuable pursuant to the exchange of OPAL Common Units listed in the table below are represented in shares of New OPAL Class A common stock.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of New OPAL Class A common stock is based on 25,171,390 shares of New OPAL Class A common stock issued and outstanding immediately following consummation of the Business Combination, including the redemption of the public shares as described above, the consummation of the PIPE Investment, and the separation of the former ArcLight units. References to “common stock” in the table below and its related footnotes are to the New OPAL Class A common stock.

Name and Address of Beneficial Owners(1)	Number of shares	%
Directors and officers:
Adam Comora	—	—
Jonathan Maurer	—	—
Ann Anthony	—	—
David Unger	—	—
Anthony Falbo	—	—
Scott Edelbach	—	—
Hugh Donnell	—	—
John Coghlin	—	—
Marco F. Gatti	—	—
Kevin M. Fogarty	—	—
Betsy L. Battle	—	—
Scott Dols	—	—
Mark Comora(2)	145,279,637	85.7%
Nadeem Nisar	—	—
Ashok Vemuri	—	—

All directors and officers after as a group (15 persons)	145,279,637	85.7%

Five Percent Holders:
Entities affiliated with Mark Comora(2)	145,279,637	85.7%
ArcLight CTC Holdings II, L.P.(3)	18,862,337	54.8%
ARCC Beacon LLC(4)	3,059,533	12.2%
Mendocino Capital, LLC(5)	2,500,000	9.9%
Entities affiliated with Meteora Capital(6)	2,000,000	7.9%
Entities affiliated with Electron(7)	1,800,000	7.2%
Nyera II Limited(8)	1,500,000	6.0%
Entities affiliated with Encompass Capital Advisors(9)	1,320,849	5.2%

(1)	Unless otherwise noted, the business address of each of the directors and officers is One North Lexington Avenue 14th Floor, White Plains, New York 10601.
(2)	Consists of (i) 142,377,450 shares of New OPAL Class D common stock owned of record by OPAL Holdco, (ii) 2,021,587 shares of New OPAL Class D common stock owned of record by Hillman and (iii) 880,600 shares of New OPAL Class A common stock owned by Fortistar LLC (“Fortistar”), but excludes an aggregate of 9,794,752 shares of New OPAL Class D common stock potentially issuable to OPAL Holdco or Hillman (a total of 9,657,625 with respect to OPAL Holdco and 137,127 with respect to Hillman) in connection with certain potential earnout payments under the Business Combination Agreement. Each of OPAL Holdco and Hillman are controlled, through Fortistar and certain of its subsidiaries, by Mr. Mark Comora. Accordingly, Mr. Mark Comora is deemed to have beneficial ownership of the securities held by each of OPAL Holdco, Hillman and Fortistar. The shares of New OPAL Class D common stock owned of record by Hillman are pledged to a bank in connection with certain indebtedness owing to such bank. See “Certain Relationships and Related Party Transactions — OPAL Related Persons Transactions — Hillman Restructuring” of the Proxy Statement/Prospectus beginning on page 291 thereof, which is incorporated herein by reference. The business address of each of Mr. Comora, OPAL Holdco, Hillman and Fortistar is One North Lexington Avenue 14th Floor, White Plains, New York 10601.

(3)	Consists of (i) 7,639,076 shares of New OPAL Class A common stock held directly by ArcLight CTC Holdings II, L.P. (“Sponsor”) (including (x) 763,907 of such shares subject to forfeiture as described in the section titled The Business Combination — Related Agreements — Sponsor Letter Agreement” of the Proxy Statement/Prospectus beginning on page 147 thereof, which is incorporated herein by reference and (y) 150,000 of such shares subject to forfeiture as described below under the section titled “Certain Relationships and Related Person Transactions, and Director Independence—Certain Relationships and Related Person Transactions” of this Report), (ii) 2,000,000 shares of New OPAL Class A common stock issued to the Sponsor in connection with the PIPE Investment, and (iii) 9,223,261 shares of New OPAL Class A common stock underlying certain warrants held by Sponsor that are exercisable within 60 days of the Closing Date. Daniel R. Revers has voting and investment discretion with respect to the securities held by Sponsor, and thus may be deemed to have beneficial ownership of such securities. Mr. Revers expressly disclaims any such beneficial ownership of such securities, except to the extent of his individual pecuniary interests therein. The business address of Sponsor and Mr. Revers is 200 Clarendon Street, 55th Floor, Boston, MA, 02116.
(4)	Consists of 3,059,533 shares of New OPAL Class A common stock. ARCC Beacon LLC’s (“ARCC Beacon”) sole member is Ares Capital Corporation. The manager of Ares Capital Corporation is Ares Capital Management LLC, and the sole member of Ares Capital Management LLC is Ares Management LLC. The sole member of Ares Management LLC is Ares Management Holdings L.P. and the general partner of Ares Management Holdings L.P. is Ares Holdco LLC. The sole member of Ares Holdco LLC is Ares Management Corporation. Ares Management GP LLC is the sole holder of the Class B common stock, $0.01 par value per share, of Ares Management Corporation (the “Ares Class B Common Stock”) and Ares Voting LLC is the sole holder of the Class C common stock, $0.01 par value per share, of Ares Management Corporation (the “Ares Class C Common Stock”). Pursuant to Ares Management Corporation’s Certificate of Incorporation in effect as of the date of this filing, the holders of the Ares Class B Common Stock and the Ares Class C Common Stock, collectively, will generally have the majority of the votes on any matter submitted to the stockholders of Ares Management Corporation if certain conditions are met. The sole member of both Ares Management GP LLC and Ares Voting LLC is Ares Partners Holdco LLC. Ares Partners Holdco LLC is managed by a board of managers, which is composed of Michael J Arougheti, Ryan Berry, R. Kipp deVeer, David B. Kaplan, Antony P. Ressler and Bennett Rosenthal (collectively, the “Ares Board Members”). Antony P. Ressler generally has veto authority over decisions by the Ares Board Members. Each of the Ares Entities (other than ARCC Beacon, with respect to the securities owned by it as set forth above), the Ares Board Members and the other directors, officers, partners, stockholders, members and managers of the Ares Entities, expressly disclaims beneficial ownership of the shares reported herein for purposes of Section 13(d) of the Exchange Act and the rules under Section 13(d) of the Exchange Act. The address of each Ares Entity is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.
(5)	Consists of 2,500,000 shares of New OPAL Class A common stock. Mendocino Capital, LLC (“Mendocino”) is a subsidiary of NextEra Energy, Inc. (“NextEra”), a publicly traded company. The business address of Mendocino and NextEra is 700 Universe Boulevard, Juno Beach, Florida 33408.
(6)	Consists of (i) 414,600 shares of New OPAL Class A common stock held by Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) 477,600 shares of New OPAL Class A common stock held by Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) 1,107,800 shares of New OPAL Class A common stock held by Meteora Capital Partners (“MCP”). Meteora Capital, LLC (“Meteora Capital”) serves as investment manager to MSOF, MSTO and MCP. Voting and investment power over the shares held by MSOF, MSTO and MCP resides with its investment manager, Meteora Capital, LLC (“Meteora Capital”). Mr. Vik Mittal serves as the managing member of Meteora Capital and may be deemed to be the beneficial owner of the shares of New OPAL Class A common stock held by such entities. Mr. Mittal, however, disclaims any beneficial ownership of the shares held by such entities. The business address of each of MSOF, MSTO, MCP, Meteora Capital and Mr. Mittal is 840 Park Drive East, Boca Raton, FL 33444.
(7)	Consists of (i) 1,060,088 shares of New OPAL Class A common stock held by Electron Global Master Fund LP (“EGMF”), (ii) 695,913 shares of New OPAL Class A common stock held by Electron Infrastructure Master Fund LP (“EIMF”), (iii) 30,628 shares of New OPAL Class A common stock held by Boothbay Absolute Return Strategies, LP (“BARS”) and (iv) 13,371 shares of New OPAL Class A common stock held by AGR Trading SPC-Series Segregated Portfolio (“AGR”). James Shaver is the managing member of the general partners of EGMF and EIMF, and as such may be deemed to beneficially own the shares of New OPAL Class A common stock held by EGMF and EIMF. Boothbay Fund Management LLC is the investment manager of BARS. AC Investment Management, LLC is the investment manager of AGR. James Shaver may be deemed to have investment discretion and voting power over shares of New OPAL Class A common stock held by the BARS and AGR. The business address of EGMF, EIMG and Mr. Shaver is 10 East 53rd Street, 19th Floor, New York, NY 10022. The business address of BARS is 140 East 45th St., 14th Floor, New York, NY 10017. The business address of AGR is 1350 Avenue of the Americas, Suite 2300, New York, NY 10019.
(8)	Consists of 1,500,000 shares of New OPAL Class A common stock. Benjamin Wasem, Pantelitsa Georgiade and Vasiliki Papalli (the “Nyera Principals”) each has voting and investment discretion with respect to the securities held Nyera II Limited (“Nyera”), and thus may be deemed to have beneficial ownership of such securities. Each of the Nyera Principals expressly disclaims any such beneficial ownership of such securities, except to the extent of their individual pecuniary interests therein. The business address of Nyera and the Nyera Principals is 8 Stasinou Avenue, Photos Photiades Business Centre, Office 401, 1060 Nicosia, Cyprus.

(9)	Consists of 1,320,849 shares of New OPAL Class A common stock held by certain fund entities and managed accounts for which Encompass Capital Advisors, LLC (“Encompass”) exercises investment discretion. Todd Kantor, as the managing member of Encompass, may also be deemed to beneficially own such securities. Mr. Kantor disclaims beneficial ownership of such securities except to the extent of his pecuniary interests therein. The business address of Encompass and Mr. Kantor is 200 Park Avenue, 11th Floor, New York, NY 10166.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the section titled “Management Following the Business Combination” beginning on page 283 thereof and that information is incorporated herein by reference.

Directors

The following persons constitute the Company’s Board effective upon the Closing: Betsy L. Battle, Mark Comora, Scott Dols, Kevin M. Fogarty, Marco F. Gatti, Nadeem Nisar and Ashok Vemuri. Mr. Comora was appointed as the Chair of the Board. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management Following the Business Combination” beginning on page 283, which is incorporated herein by reference. As of the date of this Report, Mr. Gatti is 39 years old.

Committees of the Board of Directors

The standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”). The Audit Committee reports to the Board.

The Board appointed Mr. Gatti, Mr. Fogarty and Mr. Vemuri to serve on the Audit Committee, with Mr. Vemuri serving as the chair. Mr. Vemuri also serves as the Audit Committee’s “audit committee financial expert” under SEC rules. As described below under “Directors Independence,” the Board has determined that Mr. Gatti, Mr. Fogarty and Mr. Vemuri are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Executive Officers

Effective as of the Closing, the executive officers are:

Name	Position	Age
Adam Comora	Co-Chief Executive Officer	50
Jonathan Maurer	Co-Chief Executive Officer	63
Ann Anthony	Chief Financial Officer	55
David Unger	Executive Vice President	52
Anthony Falbo	Chief Operating Officer	55
Scott Edelbach	Executive Vice President	52
Hugh Donnell	Senior Vice President	68
John Coghlin	General Counsel	55

Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of OPAL Fuels Prior to the Business Combination—Executive Officers” beginning on page 276, which is incorporated herein by reference.

Executive Compensation

Executive Compensation

A description of the compensation of the executive officers and directors of ArcLight and the named executive officers and directors of OPAL Fuels before the consummation of the Business Combination is set forth in the sections of the Proxy Statement/Prospectus titled “Information About ArcLight—Executive Compensation and Director Compensation and Other Interests,” beginning on page 234 thereof, and “Executive Compensation,” beginning on page 279 thereof, respectively, which is incorporated herein by reference.

At the Extraordinary General Meeting, ArcLight shareholders approved the 2022 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”), which is included as Exhibit 10.2 to this Report and is incorporated herein by reference. A summary of the Equity Incentive Plan is set forth in the section titled “Proposal No. 6 — The Equity Incentive Plan Proposal” beginning on page 184 thereof, which is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

The Company does not have a compensation committee. During the year ended December 31, 2021, Jon Mauer and Adam Comora, the co-CEOs of OPAL Fuels, and following the Closing, the co-CEOs of the Company, participated in deliberations of the board of managers of OPAL Fuels concerning executive officer compensation.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 289 thereof and are incorporated herein by reference.

Additionally, in connection with the Closing, OPAL Fuels and ArcLight CTC Holdings II, L.P. (“Sponsor”) entered into a letter agreement whereby Sponsor agreed to transfer, pledge or forfeit up to 150,000 shares of New OPAL Class A common stock held by Sponsor for no consideration, upon and in accordance with the written direction of OPAL Fuels. Pursuant to such letter agreement, Sponsor further agreed that if the Company were to receive less than $6,800,000 in cash upon the release of the escrow fund established pursuant to the Forward Purchase Agreement (such shortfall amount being referred to as the “Shortfall Amount”), Sponsor shall transfer, pledge or forfeit up to an additional 102,000 shares of New OPAL Class A common stock currently subject to forfeiture under earn-out provisions as provided in the Sponsor Letter Agreement entered into on December 2, 2021 among the Company, Sponsor OPAL Fuels and certain other persons (with such maximum number of shares pro-rated on a directly proportionate basis based on the size of the Shortfall Amount relative to $6,800,000).

Directors Independence

Mr. Comora, through his control of OPAL Holdco, beneficially owns a majority of the voting power of all outstanding shares of the Company’s common stock. As a result, the Company is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. The Company currently utilizes these exceptions and may continue to do so for the indefinite future. If the Company ceases to be a “controlled company” and its shares continue to be listed on Nasdaq, the Company will be required to comply with these standards and, depending on the board’s independence determination with respect to its then-current directors, the Company may be required to add additional directors to its board in order to achieve such compliance within the applicable transition periods.

Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As a controlled company, the Company is largely exempt from such requirements. Based upon information requested from and provided by each proposed director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Mr. Gatti, Mr. Fogarty and Mr. Vemuri are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About OPAL Fuels—Legal Proceedings” beginning on page 252, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

On July 22, 2022, the New OPAL Class A common stock and New OPAL public warrants began trading on Nasdaq under the new trading symbols of “OPAL” and “OPALW”, respectively, in lieu of the Class A ordinary shares and warrants of ArcLight. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, including the redemption of public shares as described above, the consummation of the PIPE Investment, and the separation of the former ArcLight units, the Company had 25,171,390 shares of New OPAL Class A common stock outstanding that were held of record by 22 holders, and no shares of preferred stock outstanding.

Securities Authorized for Issuance Under 2022 Omnibus Equity Incentive Plan

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Proposal No. 6 — The Equity Incentive Plan Proposal” beginning on page 184 thereof, which is incorporated herein by reference. The Equity Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by ArcLight’s stockholders at the Extraordinary General Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under “Introductory Note” above and Item 3.02 below of this Report, which is incorporated herein by reference.

On January 20, 2021, Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses on the Company’s behalf in consideration of 7,187,500 Class B ordinary shares, par value $0.0001. Such securities were issued in connection with the Company’s organization pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). As described above under “Introductory Note,” pursuant to the Business Combination all of the outstanding Class B ordinary shares were converted into New OPAL Class A common stock.

Simultaneous with the consummation of the Company’s initial public offering, on March 22, 2021, the Company consummated the private placement to Sponsor of 9,223,261 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants”). As described above under “Introductory Note,” pursuant to the Business Combination each of the outstanding Private Placement Warrants were converted into a warrant to acquire one share of New OPAL Class A common stock. See the section titled “Description of New OPAL’s Capital Stock—Warrants” of the Proxy Statement/Prospectus beginning on page 304 thereof for a description of the Private Placement Warrants following the consummation of the Business Combination. The Private Placement Warrants were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Description of Registrant’s Securities

The New OPAL Class A common stock and the New OPAL warrants are described in the Proxy Statement/Prospectus in the section titled “Description of New OPAL Capital Stock” beginning on page 296 thereof and that information is incorporated herein by reference. As described below, the Company’s certificate of incorporation and bylaws became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of the Company’s directors and officers is described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions—Indemnification” beginning on page 294 thereof and that information is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference. The shares of New OPAL Class A common stock offered and sold pursuant to the PIPE Investment have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Additionally, the shares of New OPAL Class A common stock offered and sold to Ares and the shares of New OPAL Class D common stock offered and sold to OPAL Holdco and Hillman pursuant to the Business Combination have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders

On the Domestication Date, in connection with the Domestication, the Company filed its certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted its bylaws (the “Bylaws”). Pursuant to the filing of the Certificate of Incorporation, the Company changed its name to “OPAL Fuels Inc.”

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

The material terms of each of the Certificate of Incorporation, as amended, and the Bylaws and the general effect upon the rights of the Company’s shareholders are included in the Proxy Statement/Prospectus under the sections titled “Proposal No.2—The Domestication Proposal—Comparison of Corporate Governance and Shareholders,” “Proposal No. 3—The Organizational Documents Proposal,” “Proposal No. 4—The Advisory Charter Proposals,” and “Description of New OPAL’s Capital Stock” beginning on pages 170, 174, 175 and 296 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 21, 2022, the Audit Committee of the Board approved the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2022. BDO served as the independent registered public accounting firm of OPAL Fuels prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed as the Company’s independent registered public accounting firm following Marcum’s completion of its review of the Company’s unaudited financial statements as of and for the three and six months ended June 30, 2022 and related notes, which consists only of the accounts of the pre-Business Combination special purpose acquisition company.

Marcum’s report (“Marcum’s Report”) on the Company’s financial statements as of December 31, 2021 and the related statements of operations, changes in shareholders’ deficit and cash flows for the period from January 13, 2021 (inception) through December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 13, 2021 (inception) through December 31, 2021 and the subsequent period through July 22, 2022, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report. During the period from January 13, 2021 (inception) through December 31, 2021 and the subsequent period through July 22, 2022, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the interpretation and accounting for certain complex features of the Class A ordinary shares and warrants issued by ArcLight, which resulted in the restatement of ArcLight’s balance sheet as of March 25, 2021 and its interim financial statements for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021.

The Company has provided Marcum with a copy of the foregoing disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of the letter from Marcum, dated July 27, 2022 is filed as Exhibit 16.1 to this Report.

During the period from January 13, 2021 (inception) to December 31, 2021 and the subsequent period through July 22, 2022, the Company did not consult with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 5.01. Changes in Control of the Registrant.

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, Controlled Company Exception and Director Independence” and “Indemnification of Directors and Officers” is incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, Daniel R. Revers resigned from his position as ArcLight’s Chairman, John F. Erhard resigned from his positions as ArcLight’s President and Chief Executive Officer, Marco F. Gatti resigned from his position as ArcLight’s Chief Financial Officer, Christine M. Miller resigned from her position as ArcLight’s General Counsel, and each of Arno Harris, Dr. Ja-Chin Audrey Lee, Brian Goncher and Steven Berkenfeld resigned from their positions as directors of ArcLight.

In addition, the 2022 Omnibus Equity Incentive Plan became effective upon the Closing. The material terms of the plan are described in the Proxy Statement/Prospectus in the section titled “Proposal No. 6 — The Equity Incentive Plan Proposal” beginning on page 184 thereof, which are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The disclosure set forth in Item 3.03 of this Report is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Agreement” beginning on page 113 thereof, which is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(a)	Financial statements of businesses acquired.

The condensed consolidated financial statements of OPAL Fuels as of March 31, 2022 (unaudited) and December 31, 2021 and for the three months ended March 31, 2022 and 2021 (unaudited) and the related notes are included in the Proxy Statement/Prospectus beginning on page F-45 and are incorporated herein by reference.

The audited consolidated financial statements of OPAL Fuels as of December 31, 2021 and 2020 (restated), and for the three years ended December 31, 2021, 2020 (restated) and 2019 (restated) and the related notes are included in the Proxy Statement/Prospectus beginning on page F-78 and are incorporated herein by reference.

The audited financial statements of Beacon RNG LLC as of April 30, 2021, December 31, 2020 and December 31, 2019 and for the four months ended April 30, 2021, year ended December 31, 2020 and for the period from March 11, 2019 (inception) through December 31, 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-133 and are incorporated herein by reference.

The unaudited financial statements of ArcLight as of and for the three months ended March 31, 2022 and the related notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations, are included in the ArcLight Q1 10-Q beginning on page 1 and are incorporated herein by reference.

The audited financial statements of ArcLight as of December 31, 2021 and for the period from January 13, 2021 (inception) through December 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-24 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of New OPAL as of March 31, 2022 and for the three months ended March 31, 2022 and the year ended December 31, 2021 is filed as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of December 2, 2021, by and among ArcLight, OPAL Fuels and OPAL HoldCo (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on December 3, 2021).
3.1*	Certificate of Incorporation of OPAL Fuels Inc.
3.2*	Bylaws of OPAL Fuels Inc
4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-252730) filed by the Registrant on March 8, 2021).
4.2	Warrant Agreement between Continental Stock Transfer & Trust Company and ArcLight Clean Transition Corp. II, dated March 22, 2021 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on March 26, 2021).
10.1	Form of New OPAL Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 (File No. 333-262583), filed on May 6, 2022).
10.2*	2022 Omnibus Equity Incentive Plan.
10.3	Letter Agreement, dated as of March 25, 2021, by and among ArcLight CTC Holdings II, L.P., ArcLight Clean Transition Corp. II and certain other parties thereto (incorporated by referenced to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed by the Registrant on March 26, 2021).
10.4	Sponsor Letter Agreement, dated as of December 2, 2021, by and among OPAL Fuels LLC, ArcLight Clean Transition Corp. II and certain other parties thereto (incorporated by reference to incorporated by referenced to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed by the Registrant on December 3, 2021)
10.4	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on December 3, 2021).
10.5	Form of Amendment No. 1 to the Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on May 12, 2022).
10.6*	Tax Receivable Agreement, dated July 22, 2022, by and among OPAL Fuels Inc. and the persons named therein.
10.7*	Investor Rights Agreement, dated July 22, 2022, by and among OPAL Fuels Inc., ArcLight CTC Holdings II, L.P., and the other persons named therein.
10.8*	Second A&R LLC Agreement of OPAL Fuels, including any Certificates of Designations.
10.9	Delayed Draw Term Loan and Guaranty Agreement, dated October 22, 2021, by and among OPAL Fuels Intermediate Holdco LLC, the Guarantors named on the signature pages thereto, and the Lenders (as defined therein), and Bank of America, N.A., as Administrative Agent for the Lenders (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 (File No. 333-262583), filed on March 25, 2022).
10.10	Amendment No. 1 to Delayed Draw Term Loan and Guaranty Agreement and Waiver, dated February 1, 2022 (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 (File No. 333-262583), filed on March 25, 2022).
10.11#	Environmental Attributes Purchase and Sale Agreement, dated November 29, 2021, by and between, on the one hand, NextEra Energy Marketing, LLC and, on the other hand, TruStar Energy LLC and OPAL Fuels LLC (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 (File No. 333-262583), filed on March 25, 2022).
10.12#	Administrative Services Agreement, dated December 31, 2021, by and between OPAL Fuels and Fortistar Services 2 LLC (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 (File No. 333-262583), filed on March 25, 2022).
10.13#	Indemnification and Hold Harmless Agreement, dated December 31, 2020, by and between OPAL Fuels LLC and Fortistar LLC (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-262583), filed on March 25, 2022).
10.14#	Flue Gas Offtake and Preferred Partner Agreement, dated November 29, 2021, by and between CarbonFree Chemicals Holdings, LLC and OPAL Fuels LLC (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-262583), filed on March 25, 2022).
16.1*	Letter from Marcum LLP to the SEC dated July 27, 2022.
21.1*	List of subsidiaries.
99.1*	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2022 and for the year ended December 31, 2021 and the three months ended March 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
#	Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2022
OPAL Fuels Inc.

	By:	/s/ Ann Anthony
Name: Ann Anthony
Title: Chief Financial Officer